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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2004


                        Monadnock Community Bancorp, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


         FEDERAL                       000-50810                 42-1634975
         -------                       ---------                 ----------
(State or other jurisdiction)    (Commission File No.)        (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices: One Jaffrey Road, Peterborough, NH 03458
                                        ----------------------------------------


Registrant's telephone number, including area code: (603) 924-9654
                                                    --------------


                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        On August 3, 2004, Monadnock Community Bank, the wholly owned subsidiary of Monadnock Community Bancorp, Inc., entered into a definitive agreement with Fitchburg Savings Bank, FSB to acquire the Winchendon branch of Fitchburg Savings Bank, FSB. The deposits of this branch aggregated approximately $6.0 million. The transaction was announced on August 4, 2004.

        A press release issued by Monadnock Community Bancorp, Inc. on August 4, 2004 providing details of the sale, is included herewith as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B) PRO FORMA FINANCIAL INFORMATION: None

        (C) EXHIBITS:

            Exhibit 99: Press Release dated August 4, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MONADNOCK COMMUNITY BANCORP, INC.


DATE:  August 5, 2004                       By:  /s/ William M. Pierce, Jr.
                                                 ---------------------------
                                                 William M. Pierce, Jr.
                                                 President and Chief Executive
                                                 Officer